FIST1 SA-2

SUPPLEMENT DATED SEPTEMBER 23, 2008
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED MARCH 1, 2008
OF
FRANKLIN INVESTORS SECURITIES TRUST
(Franklin Balanced Fund, Franklin Convertible Securities Fund, Franklin Equity Income Fund, Franklin Limited Maturity U.S. Government Securities Fund, Franklin Real Return Fund)

The statement of additional information is amended as follows:

The first sentence under "Goals, Strategies and Risks – Derivative securities" on page 13, is revised as follows:

The Convertible Fund and the Equity Fund have no present intention of investing in the following types of instruments, except the Equity Fund intends to write (sell) covered call options as discussed below under "Selling options."   The Convertible Fund and Equity Fund may in the future invest in certain of these instruments described below.

Please keep this supplement for future reference.